Cipher Mining Provides Fourth Quarter and Full Year 2022 Business Update

Four Data Centers Operational and Hashing at All-Time High Hash Rate Capacity of ~5.2 EH/s

Completion of Initial Build Out at Odessa Data Center Expected by April 2023

GAAP Diluted Net Loss of $0.16 per Share (Non-GAAP Diluted Net Loss of $0.26 per Share)

NEW YORK—March 14, 2023—Cipher Mining Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”), a leading developer and operator of bitcoin mining data centers, today announced results for its fourth quarter and full year ended December 31, 2022, with an update on its operations and deployment strategy.

“We are pleased to announce financial results that demonstrate our resilient position as a low-cost producer of bitcoin, while we continue our steady march toward the completion of our initial data centers,” said Tyler Page, CEO of Cipher. “As always, our focus is on prudent growth through the cycle, which we can accomplish given the strength of our balance sheet and the significant ramp up at our Odessa facility. As we complete our initial build out at Odessa, we will increase our focus on the tremendous organic growth opportunities we have across our sites, as well as continue to refine our pipeline of potential new projects and new opportunities to drive shareholder value.”

Ed Farrell, CFO of Cipher Mining, said, “We commenced producing revenues in the fourth quarter of 2022 with the energization of our Odessa data center. With the ramp up of Odessa in 2023, we look forward to providing the market with greater detail on our operations, which we believe will illuminate our best-in-class unit economics.”

Finance and Operations Updates

•
Across four initial data centers, Cipher remains on track to deploy up to ~5.7 EH/s by the end of Q1 2023, with a highly efficient machine fleet, averaging ~31.4 J/TH, purchased at an average price of ~$30.53/TH/s
•
The weighted average power price at the Company’s current sites is ~2.7 c/kWh
•
~515 and ~377 bitcoin mined in fiscal year 2022 and the fourth quarter of 2022, respectively
•
Cipher produced full year 2022 GAAP diluted net loss of $0.16 per share and non-GAAP diluted net loss of $0.26 per share

Recent Developments

Cipher began reporting unaudited monthly production and operations updates in December 2022.

In January 2023, Cipher energized 13,300 new Bitmain and MicroBT miners, representing an increase in hash rate of ~1.4 EH/s and a ~48% increase relative to the previous month. With the increase in hash rate, Cipher produced ~343 bitcoin in January, representing a ~52% increase in production relative to the previous month. At month-end, Cipher reported over 3.3 EH/s of self-mining operations at the Odessa facility and ~4.3 EH/s of self-mining operations across all the sites.

In February 2023, Cipher energized an additional 7,710 new Bitmain and MicroBT miners, representing an increase in hash rate of ~0.9 EH/s and a ~19% increase relative to the previous month. With the increase in hash rate, Cipher produced ~398 bitcoin in February, representing a ~16% increase in production relative to the previous month. At month-end, Cipher reported over 4.2 EH/s of self-mining operations at the Odessa facility and ~5.2 EH/s of self-mining operations across all the sites.

Business Update Call and Webcast

Cipher will host a conference call and webcast today at 8:00 a.m. Eastern Time to discuss the fourth quarter and full year results for 2022 and management’s outlook for future financial and operational performance. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of Cipher’s website at https://investors.ciphermining.com. To access this conference call, dial (800) -715-9871 and use the conference ID 2007079.

About Cipher

Cipher is an emerging technology company focused on the development and operation of bitcoin mining data centers. Cipher is dedicated to expanding and strengthening the Bitcoin network’s critical infrastructure. Together with its diversely talented team and strategic partnerships, Cipher aims to be a market leader in bitcoin mining growth and innovation. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of bitcoin mining data centers, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022, and in Cipher’s subsequent filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures

We use non-GAAP financial measures to assess and analyze our operational results and trends and to make financial and operational decisions. We believe these non-GAAP financial measures are useful to investors because they provide greater transparency regarding our operating performance. The non-GAAP financial measures included in this press release should not be considered alternatives to measurements required by GAAP, and should not be considered measures of liquidity. These non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. Reconciliation of non-GAAP financial measures and GAAP financial measures are included in the tables accompanying this press release. Reported results are presented in accordance with GAAP, whereas adjusted results are GAAP results adjusted to exclude the impact of (i) depreciation of fixed assets, (ii) change in fair value of warrant liability, (iii) non-cash change in fair value of our derivative asset and (iv) stock compensation expense.

Contacts:

Investor Contact:

Josh Kane

Head of Investor Relations at Cipher Mining

josh.kane@ciphermining.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

CipherMining@DLPR.com

CIPHER MINING INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except for share and per share amounts)

	December 31,
	2022	2021
ASSETS
Current assets
Cash and cash equivalents	$11,927	$209,841
Accounts receivable	98	-
Receivables, related party	1,102	-
Prepaid expenses and other current assets	7,254	13,819
Bitcoin	6,283	-
Derivative asset	21,071	-
Total current assets	47,735	223,660
Property and equipment, net	191,784	5,124
Deposits on equipment	73,018	114,857
Investment in equity investees	37,478	-
Derivative asset	45,631	-
Operating lease right-of-use asset	5,087	-
Security deposits	17,730	10,352
Deferred investment costs	-	174
Total assets	$418,463	$354,167
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$14,286	$242
Accounts payable, related party	3,083	-
Accrued expenses and other current liabilities	19,353	257
Finance lease liability, current portion	2,567	-
Operating lease liability, current portion	1,030	-
Warrant liability	7	-
Total current liabilities	40,326	499
Asset retirement obligation	16,682	-
Finance lease liability	12,229	-
Operating lease liability	4,494	-
Deferred tax liability	1,840	-
Warrant liability	-	137
Total liabilities	75,571	636
Commitments and contingencies (Note 14)
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of December 31, 2022 and 2021	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 251,095,305 and 252,131,679 shares issued as of December 31, 2022 and 2021, respectively, and 247,551,958 and 249,279,420 shares outstanding as of December 31, 2022 and 2021, respectively	251	252
Additional paid-in capital	453,854	425,438
Accumulated deficit	(111,209)	(72,156)
Treasury stock, at par, 3,543,347 and 2,852,259 shares at December 31, 2022 and 2021, respectively	(4)	(3)
Total stockholders’ equity	342,892	353,531
Total liabilities and stockholders’ equity	$418,463	$354,167

CIPHER MINING INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for share and per share amounts)

	Year Ended	Eleven Months Ended
	December 31, 2022	December 31, 2021
Revenue - bitcoin mining	$3,037	$-

Costs and operating expenses (income)
Cost of revenue	748	-
General and administrative	70,836	72,147
Depreciation	4,378	5
Change in fair value of derivative asset	(73,479)	-
Power sales	(458)	-
Equity in losses of equity investees	36,972	-
Realized gain on sale of bitcoin	(6)	-
Impairment of bitcoin	1,467	-
Total costs and operating expenses	40,458	72,152
Operating loss	(37,421)	(72,152)

Other income (expense)
Interest income	215	4
Interest expense	(137)	(27)
Change in fair value of warrant liability	130	22
Total other income (expense)	208	(1)

Provision for income taxes	(1,840)	-
Net loss	$(39,053)	$(72,153)

Net loss per share - basic and diluted	$(0.16)	$(0.33)
Weighted average shares outstanding - basic and diluted	248,227,458	218,026,424

CIPHER MINING INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	Year Ended	Eleven Months Ended
	December 31, 2022	December 31, 2021
Cash flows from operating activities
Net loss	$(39,053)	$(72,153)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	4,378	5
Amortization of right-of-use assets	772	-
Share-based compensation	41,504	63,765
Equity in losses of equity investees	36,972	-
Impairment of bitcoin	1,467	-
Non-cash lease expense	137	-
Income tax expense	1,840	-
Bitcoin received as payment for services	(2,939)	-
Change in fair value of derivative asset	(73,479)	-
Change in fair value of warrant liability	(130)	(22)
Realized gain on sale of bitcoin	(6)	-
Changes in assets and liabilities:
Proceeds from power sales	1,721	-
Proceeds from reduction of scheduled power	5,056	-
Proceeds from sale of Bitcoin	23	-
Accounts receivable	(98)	-
Receivables, related party	(1,102)	-
Prepaid expenses and other current assets	6,433	(13,385)
Security deposits	(7,378)	(10,352)
Accounts payable	892	222
Accounts payable, related party	1,530	-
Accrued expenses	748	254
Lease liabilities	(203)	-
Net cash used in operating activities	(20,915)	(31,666)
Cash flows from investing activities
Deposits on equipment	(188,103)	(114,856)
Purchases of property and equipment	(39,815)	(5,110)
Capital distributions from equity investees	54,009	-
Payments for deferred investment costs	-	(174)
Net cash used in investing activities	(173,909)	(120,140)
Cash flows from financing activities
Repurchase of common shares to pay employee withholding taxes	(3,090)	(23,246)
Business Combination, net of issuance costs paid	-	384,893
Proceeds from borrowings on related party loan	-	7,038
Repayments under related party loan	-	(7,038)
Net cash (used in) provided by financing activities	(3,090)	361,647
Net (decrease) increase in cash and cash equivalents	(197,914)	209,841
Cash and cash equivalents, beginning of the period	209,841	-
Cash and cash equivalents, end of the period	$11,927	$209,841

CIPHER MINING INC.

CONSOLIDATED STATEMENT OF CASH FLOWS – CONTINUED

(in thousands)

	Year Ended	Eleven Months Ended
	December 31, 2022	December 31, 2021
Supplemental disclosure of cash flow information
Cash paid for interest	$-	$27
Cash paid for income taxes, net	$-	$-
Supplemental disclosure of noncash investing and financing activities
Equity method investment acquired for non-cash consideration	$127,796	$-
Reclassification of deposits on equipment to property and equipment	$105,904	$-
Initial estimate of asset retirement obligation and related capitalized costs	$16,509	$-
Right-of-use asset obtained in exchange for finance lease liability	$14,998	$-
Deposits on equipment in accounts payable, accounts payable, related party and accrued expenses	$13,403	$-
Property and equipment purchases in accounts payable and accounts payable, related party	$13,994	$18
Common stock cancelled	$10,000	$-
Right-of-use asset obtained in exchange for operating lease liability	$5,859	$-
Investment in equity investees in accrued expenses	$5,316	$-
Bitcoin received from equity investees	$4,828	$-
Finance lease costs in accrued expenses	$339	$-
Reclassification of deferred investment costs to investment in equity investees	$174	$-
Prepaid rent reclassified to operating lease liability	$132	$-
Net assets assumed from GWAC in the Business Combination	$-	$433
Non-cash fair value of private warrants	$-	$261

Non-GAAP Financial Measures

The following is a reconciliation of our non-GAAP loss from operations, which excludes the impact of (i) depreciation and amortization, (ii) non-cash change in fair value of our derivative asset and (iii) stock compensation expense, to its most directly comparable GAAP measure for the periods indicated (in thousands):

	Year Ended	Eleven Months Ended
	December 31, 2022	December 31, 2021
Reconciliation of non-GAAP loss from operations:
Operating loss	$(37,421)	$(72,152)
Depreciation and amortization	5,150	5
Change in fair value of derivative asset	(71,758)	-
Stock compensation expense	41,504	63,765
Non-GAAP loss from operations	$(62,525)	$(8,382)

The following are reconciliations of our non-GAAP net loss and non-GAAP basic and diluted net loss per share, in each case excluding the impact of (i) depreciation and amortization (ii) non-cash change in fair value of our derivative asset, (iii) non-cash change in fair value of our warrant liability and (iv) stock compensation expense, to the most directly comparable GAAP measures for the periods indicated (in thousands, except for per share amounts):

	Year Ended	Eleven Months Ended
	December 31, 2022	December 31, 2021
Reconciliation of non-GAAP net loss:
Net loss	$(39,053)	$(72,153)
Non-cash adjustments to net loss:
Depreciation and amortization	5,150	5
Change in fair value of derivative asset	(71,758)	-
Change in fair value of warrant liability	130	22
Stock compensation expense	41,504	63,765
Total non-cash adjustments to net loss	(24,974)	63,792
Non-GAAP net loss	$(64,027)	$(8,361)

Reconciliation of non-GAAP basic and diluted net loss per share:
Basic and diluted net loss per share	$(0.16)	$(0.33)
Depreciation and amortization (per share)	0.02	-
Change in fair value of derivative asset (per share)	(0.29)	-
Change in fair value of warrant liability (per share)	-	-
Stock compensation expense (per share)	0.17	0.29
Non-GAAP basic and diluted net loss per share	$(0.26)	$(0.04)